                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1997-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 15, 1997, and with respect to the performance of the Trust during the month September, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on October 15, 1997
     per $1,000 Original Principal Amount                                                                          0.0000000000
                                                                                                            -------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                            -------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                             0.0000000000
                                                                                                            -------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on October 15, 1997
     per $10,000 Original Principal Amount                                                                         0.0000000000
                                                                                                            -------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                   0.0000000000
                                                                                                            -------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                   0.0000000000
                                                                                                            -------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on October 15, 1997
     per $100,000 Original Principal Amount                                                                        0.0000000000
                                                                                                            -------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                   0.0000000000
                                                                                                            -------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                   0.0000000000
                                                                                                            -------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1)   The amount of Class A Investor Charge Off's                                                                   0.0000000000
                                                                                                            -------------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                     0.0000000000
                                                                                                            -------------------


3)   The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                       0.0000000000
                                                                                                            -------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-2 Investor
     Certificateholder's Investment)                                                                               0.0000000000
                                                                                                            -------------------

5)   The amount, if any, by which the outstanding principal balance of the Class A
     Certificates exceeds the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                        0.0000000000
                                                                                                            -------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on October 15, 1997
     per $1,000 Original Principal Amount.                                                                         4.9635416011
                                                                                                            -------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                            4.9635416011
                                                                                                            -------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                            -------------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                   0.0000000000
                                                                                                            -------------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                     0.0000000000
                                                                                                            -------------------

3)   The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                       0.0000000000
                                                                                                            -------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-2 Investor
     Certificateholder's Investment)                                                                               0.0000000000
                                                                                                            -------------------

5)   The amount, if any, by which the outstanding principal balance of the Class B
     Certificates exceeds the Class B Invested Amount after giving effect to all transactions
     on such Distribution Date                                                                                     0.0000000000
                                                                                                            -------------------

G)  Information Regarding Distributions to the Class C Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class C Certificateholders on October 15, 1997
     per $1,000 Original Principal Amount.                                                                         5.1510417514
                                                                                                            -------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class C Certificates, per $1,000 Original Principal Amount.                                            5.1510417514
                                                                                                            -------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class C Certificates, per $1,000 Original Principal Amount.                                            0.0000000000
                                                                                                            -------------------

H)  Class C Investor Charge Off's and Reimbursement of Charge Off's
1)   The amount of Class C Investor Charge Off's                                                                   0.0000000000
                                                                                                            -------------------

2)   The amount of Class C Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                     0.0000000000
                                                                                                            -------------------

3)   The total amount of reimbursed to the Trust in respect of Class C Investor Charge Off's                       0.0000000000
                                                                                                            -------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1997-2 Investor
     Certificateholder's Investment)                                                                               0.0000000000
                                                                                                            -------------------

5)   The amount, if any, by which the outstanding principal balance of the Class C
     Certificates exceeds the Class C Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                        0.0000000000
                                                                                                            -------------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                                45,199,125
                                                                                                            -------------------

H) The Required Collateral Amount as of the close of business on the upcoming Distribution
Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Class C Interest Holder on such Distribution Date, will be equal to                                                  45,199,125
                                                                                                            -------------------